                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                Salomon Brothers Municipal Partners Fund II Inc.
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                (Name of Registrant as Specified in Its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)  Amount Previously Paid:

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(4)  Date Filed:

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                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               September 7, 2005

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers
Municipal Partners Fund II Inc. (the "Fund") will be held at Citigroup Center,
153 East 53rd Street, 14th Floor Conference Center, New York, New York, on
Tuesday, October 11, 2005 at 3:30 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

     1.   The election of Directors (Proposal 1); and

     2.   Any other business that may properly come before the Meeting.

     The close of business on August 24, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the
Meeting.

                                          By Order of the Board of Directors,

                                          Robert I. Frenkel
                                          Secretary

--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE
VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT
PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR
HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1.   Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2.   Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3.   All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                       REGISTRATION                                 VALID SIGNATURE
                       ------------                                 ---------------

CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ............................................  ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ............................................  John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ...................  John Doe
(4) ABC Corp. Profit Sharing Plan ........................  John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 .................  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA ..  John B. Smith
(2) John B. Smith ........................................  John B. Smith, Jr., Executor


                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the
Board of Directors of Salomon Brothers Municipal Partners Fund II Inc. (the
"Fund") of proxies to be used at the Annual Meeting of Stockholders (the
"Meeting") of the Fund to be held at Citigroup Center, 153 East 53rd Street,
14th Floor Conference Center, New York, New York, on Tuesday, October 11, 2005
at 3:30 p.m., Eastern Standard Time (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying Notice of Annual
Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 7, 2005.
Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted
FOR the election of Directors. The close of business on August 24, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of this Meeting, each holder on the record date of a share of the Fund's preferred stock and each holder on the record date of a share of the Fund's common stock is entitled to one vote for each full share in each case on the proposals on which they are entitled to vote. On August 24, 2005, there were 6,007,094 shares of the Fund's common stock outstanding and 900 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting.
In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator and is an indirect wholly-owned subsidiary of
Citigroup Inc. ("Citigroup").

                              SUMMARY OF PROPOSAL

PROPOSAL                                   CLASS OF STOCKHOLDERS SOLICITED
--------                                   -------------------------------
1) Election of Class II Directors
     Carol L. Colman                 Holders of Preferred Stock and Common Stock
     R. Jay Gerken                   Holders of Preferred Stock

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the
holders of the Fund's preferred stock and common stock voting together as a single class will be asked to elect one Class II Director to hold office until the year 2008 Annual Meeting of Stockholders, or thereafter when her successor is duly elected and qualified. Also at the Meeting, the holders of the Fund's preferred stock will be asked to elect one Class II Director to hold office until the year 2008 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The terms of office of the remaining
Class I and Class III Directors expire at the year 2006 and 2007 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the
Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Class II Directors of the Fund:



                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                                POSITION(S)   LENGTH OF                                 NOMINEE
                                 HELD WITH       TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            THE FUND       SERVED       DURING PAST 5 YEARS       THE FUND)       HELD BY NOMINEE
---------------------          -------------  ---------   ------------------------- --------------  --------------------

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE 2008 ANNUAL
MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

Carol L. Colman                 Director and    Since     President, Colman               37        None
Colman Consulting               Member of       2003      Consulting Co.
278 Hawley Road                 Audit and
North Salem, NY 10560           Nominating
Birth year: 1946                Committees





                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND
                                                                                         COMPLEX
                                                                                       OVERSEEN BY
                              POSITION(S)   LENGTH OF                                    NOMINEE
                               HELD WITH       TERM       PRINCIPAL OCCUPATION(S)      (INCLUDING    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           THE FUND      SERVED        DURING PAST 5 YEARS         THE FUND)      HELD BY NOMINEE
---------------------        ------------- ----------- ----------------------------- -------------- --------------------

INTERESTED DIRECTOR NOMINEE

R. Jay Gerken, CFA*          Chairman,       Since     Managing Director,                 185       None
Citigroup Asset Management   CEO and          2002     Citigroup Global Markets
("CAM")                      Director                  Inc. ("CGM"); Chairman,
399 Park Avenue                                        President and Chief
New York, NY 10022                                     Executive Officer of SBFM,
Birth year: 1951                                       Travelers Investment
                                                       Adviser, Inc. and Citi Fund
                                                       Management Inc.;
                                                       President and Chief
                                                       Executive Officer of certain
                                                       mutual funds associated
                                                       with Citigroup; Formerly
                                                       Portfolio Manager of Smith
                                                       Barney Allocation Series
                                                       Inc. (from 1996 to 2001)
                                                       and Smith Barney Growth
                                                       and Income Fund (from
                                                       1996 to 2000).


------------
*    Mr. Gerken is an "interested person" as defined in the Investment Company
     Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM, the Fund's investment adviser.

     The following table provides information concerning the remaining Directors of the Fund:



                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                                                                                       COMPLEX
                                                                                     OVERSEEN BY
                               POSITION(S)   LENGTH OF                                DIRECTOR
                                HELD WITH       TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING         OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           THE FUND       SERVED       DURING PAST 5 YEARS       THE FUND)           HELD BY DIRECTOR
---------------------        -------------- ----------- -------------------------- --------------  ---------------------------

CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL
MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Leslie H. Gelb               Director and     Since     President, Emeritus and          34        Director of two registered
150 East 69th Street         Member of        2000      Senior Board Fellow, The                   investment companies
New York, NY 10021           Audit and                  Council on Foreign                         advised by Advantage
Birth year: 1937             Nominating                 Relations; formerly,                       Advisers, Inc.
                             Committees                 Columnist, Deputy                          ("Advantage")
                                                        Editorial Page Editor and
                                                        Editor, Op-Ed Page, The
                                                        New York Times.




                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
                                                                                         OVERSEEN BY
                                 POSITION(S)   LENGTH OF                                  DIRECTOR
                                  HELD WITH       TERM       PRINCIPAL OCCUPATION(S)     (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE             THE FUND       SERVED        DURING PAST 5 YEARS        THE FUND)       HELD BY DIRECTOR
------------------------------ -------------- ----------- ---------------------------- -------------- -----------------------

William R. Hutchinson          Director and     Since     President, W.R. Hutchinson         44       Director of Associated
535 N. Michigan Avenue         Member of         2003     & Associates Inc.                           Banc-Corp.
Suite 1012                     Nominating                 (consulting), formerly
Chicago, IL 60611              and Audit                  Group Vice President,
Birth year: 1942               Committees                 Mergers and Acqusitions,
                                                          BP AMOCO p.l.c.

Dr. Riordan Roett              Director and     Since     Professor and Director,            34       None
The Johns Hopkins University   Member of         1997     Latin American Studies
1710 Massachusetts Ave., NW    Audit and                  Program, Paul H. Nitze
Washington, D.C. 20036         Nominating                 School of Advanced
Birth year: 1938               Committees                 International Studies, The
                                                          Johns Hopkins University.




                                                                                        NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                          FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                               POSITION(S)  LENGTH OF                                   DIRECTOR
                                HELD WITH      TERM       PRINCIPAL OCCUPATION(S)      (INCLUDING       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           THE FUND      SERVED        DURING PAST 5 YEARS        THE FUND)          HELD BY DIRECTOR
---------------------        -------------- ----------  ---------------------------- -------------- ---------------------------

CLASS III DIRECTORS SERVING UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Daniel P. Cronin             Director and     Since     Formerly, Associate                34       None
24 Woodlawn Ave.             Member of         2003     General Counsel, Pfizer,
New Rochelle, NY 10804       Audit and                  Inc.
Birth year: 1946             Nominating
                             Committees

Jeswald W. Salacuse          Director and     Since     Henry J. Braker                    34       Director of two registered
Tufts University             Member of         2000     Professor of Commercial                     investment companies
The Fletcher School of Law   Audit and                  Law and formerly Dean,                      advised by Advantage
 & Diplomacy                 Nominating                 The Fletcher School of Law
160 Packard Avenue           Committees                 & Diplomacy, Tufts
Medford, MA 02155                                       University.
Birth year: 1938



     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of June 30, 2005:



                              DOLLAR RANGE(1) OF EQUITY     AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE        SECURITIES IN THE FUND           OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
------------------------     ---------------------------    -----------------------------------------------------------

NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman                           A                                              E
Daniel P. Cronin                          E                                              E
Leslie H. Gelb                            A                                              A
William R. Hutchinson                     C                                              E
Dr. Riordan Roett                         B                                              C
Jeswald W. Salacuse                       B                                              C

INTERESTED DIRECTOR

R. Jay Gerken                             C                                              E


---------------
(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" =
     $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of June 30, 2005.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent registered public accountants and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit
Committee and a Nominating Committee that meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended June 30, 2005, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least
75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders. Mr. Gerken attended the Fund's 2004 Annual Meeting of Stockholders.

     The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund.
As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At August 24, 2005, Peter Wilby, the President of the Fund, owned shares of common stock equal to approximately 5.25% of the Fund's capital stock. The
Nominees, Directors and all the other officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's capital stock. To the knowledge of management, two other entities owned of record or own beneficially more than 5% of the Fund's capital stock outstanding at that date:
Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,665,136 shares, equal to approximately 94.31% of the Fund's outstanding shares; and also, pursuant to a Schedule 13d filed with the SEC on August 8,
2005, Karpus Management Inc. owned shares of common stock equal to approximately
6.43% of the Fund's capital stock.

     The Fund's executive officers are chosen each year by the Board of
Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund currently are:



                                        POSITION(S) HELD              LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                      WITH FUND                 TIME SERVED                DURING PAST 5 YEARS
---------------------------   -----------------------------------   -------------   -------------------------------------------

Peter J. Wilby                President                              Since 2002     Managing Director of CGM and SBAM;
  CAM                                                                               Officer of certain mutual funds associated
  399 Park Avenue             Executive Vice President               1994-2002      with Citigroup.
  New York, NY 10022
  Birth year: 1958

Robert E. Amodeo              Executive Vice President               Since 1999     Managing Director of CGM and SBAM;
  CAM                                                                               Officer of certain mutual funds
  399 Park Avenue                                                                   associated with Citigroup.
  New York, NY 10022
  Birth year: 1964

Andrew B. Shoup              Senior Vice President and Chief         Since 2003     Director of CAM; Senior Vice President
  CAM                         Administrative Officer                                and Chief Administrative Officer of
  125 Broad Street,                                                                 mutual funds associated with Citigroup;
  11th Floor                                                                        Head of International Funds
  New York, NY 10004                                                                Administration of CAM (from 2001 to
  Birth year: 1956                                                                  2003); Director of Global Funds
                                                                                    Administration of CAM (from 2000 to
                                                                                    2001); Head of U.S. Citibank Funds
                                                                                    Administration of CAM (from 1998 to
                                                                                    2000).

Frances M. Guggino            Treasurer and Chief Financial          Since 2004     Vice President of CGM; Treasurer of
  CAM                         Officer                                               certain mutual funds associated with
  125 Broad Street,                                                                 Citigroup.
  10th Floor                  Controller
  New York, NY 10004                                                 2002-2004
  Birth year: 1957

Wendy Setnicka                Controller                             Since 2004     Vice President of CGM since 2003;
  CAM                                                                               Assistant Vice President of CGM (from
  125 Broad Street,                                                                 2001 to 2003); Controller since 2004;
  New York, NY 10004                                                                an Assistant Controller (from 2002 to
  Birth year: 1964                                                                  2004) of certain mutual funds associated
                                                                                    with Citigroup; Accounting Manager
                                                                                    with CGM from 1998 to 2002.

Robert I. Frenkel             Secretary and Chief Legal Officer      Since 2003     Managing Director and General Counsel
  CAM                                                                               of Global Mutual Funds for CAM and its
  300 First Stamford Place                                                          predecessor (since 1994); Secretary of
  Stamford, CT 06902                                                                CFM; Secretary and Chief Legal Officer
  Birth year: 1954                                                                  of certain mutual funds associated with
                                                                                    Citigroup.




                                 POSITION(S) HELD           LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH FUND              TIME SERVED               DURING PAST 5 YEARS
-----------------------   -----------------------------   -------------   ----------------------------------------

Andrew Beagley            Chief Compliance Officer         Since 2004     Compliance Officer; Chief Compliance
  CAM                                                                     Officer and Vice President of certain
  399 Park Avenue                                                         mutual funds associated with Citigroup;
  New York, NY 10022                                                      Director of Compliance, Europe, the
  Birth year: 1962                                                        Middle East and Africa, Citigroup Asset
                                                                          Management from 1999 to 2000,


     The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the
New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr.
Roett. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent
Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met twice during the fiscal year ended June 30, 2005. The Fund's Board of Directors adopted an
Audit Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex A.

     The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse
and Dr. Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York
Stock Exchange listing standards are members of the Nominating Committee. The
Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee did not meet during the Fund's fiscal year ended June 30, 2005. The Fund, Board of
Directors adopted a Nominating Committee Charter at a meeting held on January
20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates'
qualifications and then chooses a candidate by majority vote. The Nominating
Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).
However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

     o    whether or not the person is an "interested person" as defined in the
          1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o    whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the
          Fund, Fund service providers or their affiliates;

     o    whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o    whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
          Director of the Fund;

     o    the contribution which the person can make to the Board and the Fund
          (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o    the character and integrity of the person; and

     o    whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on August 22, 2005, the Audit
Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers
LLP ("PwC"), the independent registered public accounting firm of the Fund for the fiscal year ended June 30, 2005, the matters required to be discussed by
Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the independent registered public accounting firm's independence.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the
Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Futhermore, the
Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

                                        8

     Based on the review and discussions referred to in items (i) through (iii)
above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended June 30, 2005.

                                              Submitted by the Audit Committee
                                              of the Fund's Board of Directors

                                              Carol L. Colman
                                              Daniel P. Cronin
                                              Leslie H. Gelb
                                              William R. Hutchinson
                                              Dr. Riordan Roett
                                              Jeswald W. Salacuse
                                              August 22, 2005

                                        9

                               ADDITIONAL MATTERS

SPECIAL SHAREHOLDER NOTICE

     On June 23, 2005, Citigroup entered into an agreement to sell substantially all of its worldwide asset management business, including the Funds' investment advisor, to Legg Mason, Inc. ("Legg Mason").

     As part of this transaction, SBAM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of
Legg Mason. SBAM is the investment adviser to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund's investment management contract with the SBAM. At a meeting held on August 12, 2005, the Fund's Board, including the Directors who are not "interested persons" of the Fund or SBAM as defined in the 1940 Act, unanimously approved a new investment management contract between the Fund and the SBAM. The Fund has filed a preliminary proxy statement with the Securities and Exchange Commission in connection with a special meeting of shareholders [to be held October 21, 2005] for approval of the new investment management contract.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended
June 30, 2005 and the total compensation paid to each Director during the calendar year ended December 31, 2004. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by SBAM.
Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended June 30, 2005 by the Fund to Mr. Gerken who is an "interested person"
as defined in the 1940 Act.

                                                          TOTAL COMPENSATION
                                                          FROM THE FUND AND
                                      AGGREGATE              OTHER FUNDS
                                     COMPENSATION          ADVISED BY SBAM
                                    FROM THE FUND       AND ITS AFFILIATES FOR
                                FOR FISCAL YEAR ENDED    CALENDAR YEAR ENDED
NAME OF DIRECTORS                      6/30/05                 12/31/04
-----------------               ---------------------   ----------------------
                                                           DIRECTORSHIPS(A)
Carol L. Colman ..............         $12,233               $  274,250(37)
Daniel P. Cronin .............         $11,533               $  171,950(34)
Leslie H. Gelb ...............         $10,333               $  157,050(34)
William R. Hutchinson ........         $13,633               $  338,000(44)
Dr. Riordan Roett ............         $11,733               $  199,000(34)
Jeswald W. Salacuse ..........         $12,233               $  190,550(34)

----------
(A)  The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital

                                       10

stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New
York Stock Exchange. The Fund believes that for the fiscal year ended June 30,
2005, all relevant persons have complied with applicable filing requirements.

REQUIRED VOTE

     The election of Ms. Colman as Director requires a plurality of the votes cast by the holders of shares of common stock and preferred stock, voting together as a single class, present or represented by proxy at the Meeting at which a quorum is present. The election of Mr. Gerken requires a plurality of the votes cast by the holders of shares of preferred stock of the Fund present or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for
Directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS,"
UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR
DIRECTOR.

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     AUDIT FEES. The aggregate fees billed by PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by
PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended June 30, 2005 and June 30, 2004 were $40,000 and $40,000, respectively, including out of pocket expenses.

     AUDIT RELATED FEES. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended June 30, 2005 and June 30, 2004 were $15,500 and $32,000, respectively.

     In addition, there were no Audit Related Fees billed in the years ended
June 30, 2005 and June 30, 2004 for assurance and related services by PwC to
SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to June
30, 2005 (prior to May 6, 2003 services provided by PwC were not subject to pre-approval requirements).

     TAX FEES. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analysis planning, rendered by PwC to the Fund for the fiscal years ended June 30, 2005 and June 30, 2004 were $3,000 and $3,000, respectively.

     There were no fees billed by PwC to the Service Affiliates for tax services for the period May 6, 2003 through June 30, 2005 that were required to be approved by the Fund's Audit Committee.

     ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended June 30, 2005 and June 30, 2004.

     All other fees billed by PwC to the Service Affiliates for other non-audit services for the period May 6, 2003 through June 30, 2005 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various CAM entities, a profitability review of SBAM, and phase 1 of an analysis of Citigroup's current and future real estate

                                       11

occupancy requirements in the tri-state area and security risk issues in the New
York metro region, were $1.3 million, all of which were pre-approved by the
Audit Committee.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     For the Fund the percentage of fees that were approved by the Audit
Committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended June 30, 2005 and June 30, 2004; Tax Fees were 100% and 100% for the years ended June 30, 2005 and June 30, 2004. There were no Other Fees paid by the
Fund.

     The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the
Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i)
bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissibie.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c)
any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit
Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate non-audit fees billed by PwC for services rendered to the
Fund for the fiscal years ended June 30, 2005 and June 30, 2004 for which pre-approval was not required were $0 and $0, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Fund and the Service
Affiliates for the fiscal years ended June 30, 2005 and June 30, 2004 were $2.7 million and $6.4 million, respectively.

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit
Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     PwC has resigned as the independent registered public accounting firm for the Fund, effective upon completion of its audit of the Fund's financial statements for the fiscal year ending June 30, 2005. The Fund's

                                       12

Audit Committee has approved the engagement of KPMG LLP as the Fund's new independent registered public accounting firm. A majority of the Fund's Board of
Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right of the Fund, by a majority vote of the stockholders at any meeting called for that purpose, to terminate the appointment without penalty.

     The reports of PwC on the Fund's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during the Fund's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

     A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so. KPMG will not be present at this Meeting, however, they will be available at any annual meeting following the issuance of an annual report of the Fund that they independently audited.

 PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 3, 2006. Any stockholder who desires to bring a proposal at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon
Brothers Municipal Partners Fund II Inc., 300 First Stamford Place, Stamford, CT
06902) during the period from July 17, 2006 to June 19, 2006. However, if the
Fund's 2006 Annual Meeting of Stockholders is held earlier than August 16, 2006 or later than November 14, 2006, such written notice must be delivered to the
Secretary of the Fund during the period from 90 days before the date of the 2006
Annual Meeting of Stockholders to the later of 60 days prior to the date of the
2006 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2006 Annual Meeting of Stockholders.

     The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively,
"Accounting Matters"). Persons with complaints or concerns regarding Accounting
Matters may submit their complaints to the Fund's Chief Compliance Officer
("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the
Fund's Audit Committee Chair (together with the CCO, "Complaint Officers").
Complaints may by submitted on an anonymous basis.

     The CCO may be contacted at:

       Citigroup Asset Managment
       Compliance Department
       399 Park Avenue, 4th floor
       New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

                                       13

     The Fund's Audit Committee Chair may be contacted at:

       Salomon Brothers Municipal Partners Fund II Inc.
       Audit Committee Chair
       c/o Robert K. Fulton, Esq.
       Stradley Ronon Stevens & Young, LLP
       2600 One Commerce Square
       Philadelphia, PA 19103

     A stockholder who wishes to send any other communications to the Board of
Directors should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                                OTHER INFORMATION

     THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL
YEAR ENDED JUNE 30, 2005 IS AVAILABLE FREE OF CHARGE BY WRITING TO THE FUND C/O
SALOMON BROTHERS ASSET MANAGEMENT INC AT THE ADDRESS LISTED ON THE FRONT COVER,
OR BY CALLING TOLL-FREE 1-888-777-0102.

     PLEASE NOTE THAT ONLY ONE ANNUAL REPORT OR PROXY STATEMENT MAY BE DELIVERED
TO TWO OR MORE SHAREHOLDERS OF THE FUND WHO SHARE AN ADDRESS, UNLESS THE FUND
HAS RECEIVED INSTRUCTIONS TO THE CONTRARY. TO REQUEST A SEPARATE COPY OF AN
ANNUAL REPORT OR THE PROXY STATEMENT, OR FOR INSTRUCTIONS AS TO HOW TO REQUEST A
SEPARATE COPY OF THESE DOCUMENTS OR AS TO HOW TO REQUEST A SINGLE COPY IF
MULTIPLE COPIES OF THE DOCUMENTS ARE RECEIVED, SHAREHOLDERS SHOULD CONTACT THE
FUND AT THE ADDRESS AND PHONE NUMBER SET FORTH ABOVE.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the
Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the
Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

September 7, 2005

                                       14

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER
                   AMENDED AND RESTATED AS OF JANUARY 20, 2004

ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the
"Committee") of the Board of each registered investment company (the "Fund")
advised by Smith Barney Fund Management or Salomon Brothers Asset Management or
one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1.   Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2.   Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3.   Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any
          Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

--------------
(1)  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.
     Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
     Fund; (ii) financial information systems design and implementation; (iii)
     appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
     (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the
     Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                                       A-1

     4.   Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5.   Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6.   Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
          Code).

     7.   Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on
          Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

     8.   Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9.   Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency"
          letter (to the extent such letters relate to financial reporting)
          received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the
          Fund.

     10.  For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11.  For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

-----------------
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a)
the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services;
and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                                       A-2

     12.  For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

     13.  For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

     14.  For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

     15.  For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

     16.  For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the
Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the
Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's
Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock
Exchange's Listed Company Manual or as set forth in the American Stock
Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the
Securities Exchange Act of 1934. For those Funds listed on the New York Stock
Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each

                                      A-3

meeting. The Committee may request any officer or employee of the Fund, the
Fund's counsel, counsel to the Independent Board Members, the Adviser, the
Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The
Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

     The Chairperson shall report regularly to the Board on the result of the
Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the
Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the
Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                       A-4

                                                                      APPENDIX A
                                                          AS OF OCTOBER 22, 2004

                     Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

                Salomon Brothers Variable Series Funds Inc (VSFS)

              Salomon Brothers Capital and Income Fund Inc. (SCD) *

            Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

              Salomon Brothers Global High Income Fund Inc. (EHI) *

            Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                 Salomon Brothers High Income Fund Inc. (HIF) *

                Salomon Brothers High Income Fund II Inc. (HIX) *

             Salomon Brothers Inflation Management Fund Inc. (IMF) *

              Salomon Brothers Municipal Partners Fund Inc. (MNP) *

            Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

            Salomon Brothers Variable Rate Strategic Fund Inc (GFY)*

               Salomon Brothers Worldwide Income Fund Inc. (SBW) *

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *

-------------
*    Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                       A-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     ANNEX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

     The Nominating Committee of each registered investment company listed on
Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940
Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the
"Board") shall nominate the members of the Committee and shall designate the
Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

     In evaluating a person as a potential nominee to serve as a Director of the
Fund, the Committee should consider among other factors it may deem relevant:

     o    whether or not the person is an "interested person" as defined in the
          1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o    whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the
          Fund, other Fund service providers or their affiliates;

     o    whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o    whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
          Director of the Fund;

     o    the contribution which the person can make to the Board and the Fund
          (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o    the character and integrity of the person; and

     o    whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to

                                       B-1

recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the
Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

     The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

                                       B-2

                                                                      APPENDIX A
                                                          AS OF OCTOBER 22, 2004

                     Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

                Salomon Brothers Variable Series Funds Inc (VSFS)

               Salomon Brothers Capital and Income Fund Inc. (SCD)

             Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

         Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

            Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

           Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

               Salomon Brothers Global High Income Fund Inc. (EHI)

             Salomon Brothers Global Partners Income Fund Inc. (GDF)

                  Salomon Brothers High Income Fund Inc. (HIF)

                 Salomon Brothers High Income Fund II Inc. (HIX)

              Salomon Brothers Inflation Management Fund Inc. (IMF)

               Salomon Brothers Municipal Partners Fund Inc. (MNP)

             Salomon Brothers Municipal Partners Fund II Inc. (MPT)

            Salomon Brothers Variable Rate Strategic Fund Inc. (GFY)

                Salomon Brothers Worldwide Income Fund Inc. (SBW)

     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

                                       B-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  DETACH HERE                            ZSBC42

COMMON STOCK                                                        COMMON STOCK

                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 11, 2005

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M.
Nelson and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of common stock of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the
Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference
Center, New York, New York on Tuesday, October 11, 2005, at 3:30 p.m., and at
any adjournments thereof. The undersigned hereby acknowledges receipt of the
Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated
hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE
FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.

----------------                                                ----------------
  SEE REVERSE              CONTINUED ON REVERSE SIDE              SEE REVERSE
      SIDE                                                            SIDE
----------------                                                ----------------

SALOMON BROTHERS
MUNICIPAL PARTNERS FUND II INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                                  DETACH HERE                           ZSBC41

[X]  PLEASE MARK                                                    |
     VOTES AS IN                                                    |      3547
     THIS EXAMPLE.                                                  |----

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Election of Director:

   NOMINEE: (01) Carol L. Colman

                                     WITHHELD
            FOR                        FROM
          NOMINEE  [ ]          [ ]  NOMINEE

2. Any other business that may properly come before the Meeting.

Please check the box to the right if you will be attending the Meeting.     [ ]

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:                                     Date:
          ------------------------------------      ---------------------

IF JOINTLY HELD
SIGNATURE:                                     Date:
          ------------------------------------      ---------------------

                                  DETACH HERE                           ZSBP32

PREFERRED STOCK                                                  PREFERRED STOCK

                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 11, 2005

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M.
Nelson and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of preferred stock of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the
Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference
Center, New York, New York on Tuesday, October 11, 2005, at 3:30 p.m., and at
any adjournments thereof. The undersigned hereby acknowledges receipt of the
Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated
hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES
FOR DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposal.

----------------                                                ----------------
  SEE REVERSE              CONTINUED ON REVERSE SIDE              SEE REVERSE
      SIDE                                                            SIDE
----------------                                                ----------------

SALOMON BROTHERS
MUNICIPAL PARTNERS FUND II INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                                  DETACH HERE                           ZSBP31

[X]  PLEASE MARK                                                    |
     VOTES AS IN                                                    |      3547
     THIS EXAMPLE.                                                  |----

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Election of Directors:

   NOMINEES: (01) Carol L. Colman
             (02) R. Jay Gerken

            FOR                      WITHHELD
            ALL                      FROM ALL
         NOMINEES  [ ]          [ ]  NOMINEES

     [ ]
        -----------------------------------------------------------
     (Instruction: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line above.)

2. Any other business that may properly come before the Meeting.

Please check the box to the right if you will be attending the Meeting.     [ ]

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:                                     Date:
          ------------------------------------      ---------------------

IF JOINTLY HELD
SIGNATURE:                                     Date:
          ------------------------------------      ---------------------